UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 16, 2011

HELIX WIND, CORP.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-52107 (Commission File Number)	20-4069588 (IRS Employer Identification No.)

13125 Danielson Street, Suite 101
Poway, California 92064
 (Address of Principal Executive Offices, Zip Code)

(619) 501-3932
(Registrant's Telephone Number, Including Area Code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

On May 16, 2011, the Company entered into the following agreements:

(1)           an Exchange Agreement with Jeff Pierson wherein Mr. Pierson agreed to acquire 92,973 shares of the Company’s Series A Preferred Stock in exchange for and in substitution of a convertible debenture in the original principal amount of $43,000.  As a result, all of the rights that Mr. Pierson held as a creditor and holder of the convertible debenture were exchanged for the 92,973 shares of the Company’s Series A Preferred Stock.  A copy of the Exchange Agreement is attached hereto.

(2)           an Exchange Agreement with David Fife wherein Mr. Fife agreed to acquire 92,973 shares of the Company’s Series A Preferred Stock in exchange for and in substitution of a convertible debenture in the original principal amount of $43,000.  As a result, all of the rights that Mr. Fife held as a creditor and holder of the convertible debenture were exchanged for the 92,973 shares of the Company’s Series A Preferred Stock.  A copy of the Exchange Agreement is attached hereto.

(3)           an Exchange Agreement with James Tilton, the Company’s President and Chairman, wherein Mr. Tilton agreed to acquire 504,865 shares of the Company’s Series A Preferred Stock in exchange for and in substitution of a convertible debenture in the original principal amount of $233,500.  As a result, all of the rights that Mr. Tilton held as a creditor and holder of the convertible debenture were exchanged for the 504,865 shares of the Company’s Series A Preferred Stock.  A copy of the Exchange Agreement is attached hereto.

(4)           an Exchange Agreement with Kevin Claudio, the Company’s Chief Financial Officer, wherein Mr. Claudio agreed to acquire 216,216 shares of the Company’s Series A Preferred Stock in exchange for and in substitution of a convertible debenture in the original principal amount of $100,000.  As a result, all of the rights that Mr. Claudio held as a creditor and holder of the convertible debenture were exchanged for the 216,216 shares of the Company’s Series A Preferred Stock.  A copy of the Exchange Agreement is attached hereto.

(5)           an Exchange Agreement with St. George Investments, LLC wherein St. George Investments, LLC  agreed to acquire 92,973 shares of the Company’s Series A Preferred Stock in exchange for and in substitution of a convertible debenture in the original principal amount of $43,000.  As a result, all of the rights that St. George Investments, LLC held as a creditor and holder of the convertible debenture were exchanged for the 92,973 shares of the Company’s Series A Preferred Stock.  A copy of the Exchange Agreement is attached hereto.

Each of the Exchange Agreements were entered into on the basis of a pre-existing business relationship between the Company and each holder of a convertible debenture as previously issued by the Company to the holder.   Each of the agreements were entered into upon the exemption provided by Section 3(a)(9)  of the Securities Act of 1933 (the “1933 Act”) and, as a result, no commissions or fees were paid to any third parties and the Series A Preferred Shares issued to each holder have conversion rights (to convert into the Company’s Common Stock) identical to the conversion rights held and as set forth in the convertible debentures that each held prior to the closing of each Exchange Agreement.

All of the Series A Preferred Stock issued in accordance with the Exchange Agreements are “restricted securities.”

Item 3.02                      Issuance of Unregistered Securities.

Effective May 16, 2011, the Company’s Board of Directors issued the following shares of the Company’s Series A Preferred Stock in accordance with five Exchange Agreements (as described above):

(1)	92,973 shares of the Company’s Series A Preferred Stock were issued to Jeff Pierson;
(2)	92,973 shares of the Company’s Series A Preferred Stock were issued to David Fife;
(3)	92,973 shares of the Company’s Series A Preferred Stock were issued to St. George Investments, LLC;
(4)	216,216 shares of the Company’s Series A Preferred Stock were issued to Kevin K. Claudio, the Company’s Chief Financial Officer; and
(5)	504,865 shares of the Company’s Series A Preferred Stock were issued to James Tilton, the Company’s President and Chairman.

Collectively, 1,000,000 shares of the Company’s Series A Preferred Stock was issued. All of the Series A Preferred Stock issued were issued as “restricted securities” in accordance with the exemption provided by Section 3(a)(9) of the 1933Act. Each of the individuals who acquired the Series A Preferred Stock were “accredited investors” who also assured the Company that:  (a) they were sophisticated and experienced in acquiring restricted securities of small, publicly-traded companies; (b) understood that by acquiring the Series A Preferred Stock of the Company that they were losing all rights as a creditor and a holder of the convertible debenture that they were exchanging to acquire the Series A Preferred Stock; and (c) that they understood and were prepared to lose all of their investment.

No commissions, fees or any other remuneration or compensation was paid or will be paid to any third party in connection with the issuance of the Series A Preferred Stock in connection with or as a result of the Exchange Agreements or the transactions underlying the Exchange Agreements.

All of the Series A Preferred Stock was issued pursuant to a claim of exemption provided by Section 3(a)(9) of the 1933 Act.

Item 5.01                      Change in Control of Registrant

As a result of the five Exchange Agreements and the issuance of 1,000,000 shares of the Company’s Series A Preferred Stock, a change of control of the Company has occurred since each share of the Series A Preferred Stock has “super voting rights” of 1,850 votes per share.

The following table lists the names of the holders of the Series A Preferred Stock, the number of voting rights that each acquired, and the percentage of the total outstanding voting rights (after including 1,750,000,000 shares of the Company’s Common Stock that are currently outstanding).

Name of Holder of Series A Preferred Stock	No. of Shares of Series A Preferred Stock Acquired	Voting Rights Acquired	Percentage of Total Voting Rights Acquired(1)
Jeff Pierson	92,973	172,000,050	4.78%
David Fife	92,973	172,000,050	4.78%
St. George Investments, LLC	92,973	172,000,050	4.78%
Kevin K. Claudio	216,216	399,999,600	11.11%
James Tilton	504,865	934,000,250	25.94%

Footnote:
(1)  The percentages shown are based on total outstanding voting rights of 3,600,000,000 which includes 1,750,000,000 voting rights held by the Company’s Common Stockholders immediately prior to the Company’s issuance of the 1,000,000 shares of the Company’s Series A Preferred Stock (pursuant to the Exchange Agreements).

As a result and with the issuance of the Series A Preferred Stock, the five individuals listed above collectively acquired 51.39% of the Company’s voting rights which reflects the sum of 1,750,000,000 voting rights held by the Company’s existing Common Stockholders plus the 1,850,000,000 voting rights acquired by the five holders of the Company’s Series A Preferred Stock.

The issuance of the 1,000,000 shares of the Company’s Series A Preferred Stock was undertaken in accordance with the terms of the Exchange Agreement that the Company entered into with each of the holders of the Company’s convertible debentures.  The Company did not receive any funds or any infusion of capital as consideration as a result of each of the Exchange Agreements, the issuance of the Series A Preferred Stock, or both of them.

The Company did not pay any commission, fees, or other remuneration to any third party as a result of or in connection with the Exchange Agreements and the Company did not employ or retain the services of any person to assist it in connection with the Exchange Agreements.

The Exchange Agreements were entered into and the transaction described in each Exchange Agreement was undertaken pursuant  to the exemption provided by Section3(a)(9) of the 1933 Act.

Item 7.01                      Regulation FD Disclosure

Effective May 16, 2011, the Company entered into five Exchange Agreements wherein the Company issued an aggregate of 1,000,000 shares of the Company’s Series A Preferred Stock to five persons who exchanged certain holdings of the Company’s Convertible Debentures that they previously acquired in exchange for certain shares of the Company’s Series A Preferred Stock.

The Exchange Agreements did not result in the Company receiving any funds or an infusion of capital but resulted in the Company reducing the amount of its outstanding convertible debentures through an exchange offer made to each of these holders.

All of the Series A Preferred Stock, as issued pursuant to the Exchange Agreements are “restricted securities” and each of persons that acquired the Series A Preferred Stock were accredited investors who were sophisticated and experienced in acquiring the restricted securities of small publicly-traded companies whose common stock trades on a limited and sporadic basis

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.4a	Copy of Exchange Agreement – James Tilton
Exhibit 10.5	Copy of Exchange Agreement - Kevin K. Claudio
Exhibit 10.6	Copy of Exchange Agreement - David Fife
Exhibit 10.7	Copy of Exchange Agreement – Jeff Pierson
Exhibit 10.8	Copy of Exchange Agreement – St. George Investments, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIX WIND, CORP.

By:	/s/ Kevin Claudio
Name: Kevin Claudio
Title: Chief Financial Officer

Date:  May 17, 2011